GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares, as applicable, of the

Goldman Sachs Small Cap Value Fund

Goldman Sachs Small/Mid Cap Value Fund

(the “Funds”)

Supplement dated May 5, 2022 to the

Prospectuses, Summary Prospectuses and the Statement of Additional Information (the “SAI”),

each dated December 29, 2021, as supplemented to date

Effective immediately, Sean A. Butkus no longer serves as a portfolio manager for the Funds. Robert Crystal and Sally Pope Davis will continue serving as portfolio managers for the Funds.

Accordingly, all references to Mr. Butkus in the Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQVAL56TBDSTK 05-22